UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2013

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item     Departure of Directors or Certain Officers; Election of Directors; Appointment of

5.02      Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Member of the Board of Directors

On  April  22,  2013,  the  Board  of  Directors  (the  “Board”)  of  iGambit  Inc.  (the  “Company”)

accepted  the  resignation  of  Mr.  John  Waters  from  the  Board  and  related  responsibilities  on  the

Audit   and   Compensation   Committees.     Mr.   Waters’   resignation   is   not   the   result   of   any

disagreement  with  the  Company on  any  matter  relating to  the  Company’s  operations,  policies  or

practices.   The  Board  will  reduce  the  size  of  the  Board  to  four  members  effective  immediately  until  a replacement for Mr. Waters is found.

Item 9.01 Financial Statements and Exhibits.

Exhibit

Description

No.

99.1

Letter of Resignation from John Waters, dated April 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  April 25, 2013

iGambit Inc.

By:

/s/   John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.

Description

99.1

Letter of Resignation from John Waters, dated April 22, 2013